Unaudited Condensed Consolidated Statements of Earnings (Loss) - USD ($) $ in Millions	9 Months Ended
	Sep. 30, 2020	Sep. 30, 2019
Net sales:
Net sales	$ 3,064.9	$ 3,259.7
Costs and expenses:
Cost of sales	2,018.6	2,193.9
Selling, general and administrative expenses	742.9	809.0
Loss on extinguishment of debt	174.0	0.0
Other deductions, net	210.0	98.6
Interest expense, net	125.4	234.2
Income (loss) before income taxes	(206.0)	(76.0)
Income tax expense (benefit)	52.5	30.9
Net loss	$ (258.5)	$ (106.9)
Earnings (loss) per share:
Basic and diluted (USD per share)	$ (0.86)	$ (0.90)
Weighted-average shares outstanding:
Basic and diluted (in shares)	299,266,849	118,261,955
Products
Net sales:
Net sales	$ 2,288.5	$ 2,478.0
Costs and expenses:
Cost of sales	1,575.3	1,741.3
Services
Net sales:
Net sales	776.4	781.7
Costs and expenses:
Cost of sales	$ 443.3	$ 452.6